Exhibit 24.1


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Carr, Brian K. Fields and Linda Madrid, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the registration statement on Form S-3, any later additional registration statements filed under Rule 462 under the Securities Act of 1933, as amended (the "1933 Act"), relating to securities of the same class as were included in such earlier registration statement, and any amendments thereto (including post-effective amendments) to be filed by CarrAmerica Realty Corporation (the 'Corporation') and CarrAmerica Realty, L.P. (the 'Partnership') under the 1933 Act covering the possible offer and sale from time to time, in one or more public offerings, of up to $1,000,000,000 of the Corporation's securities, including debt securities
(which may be guaranteed by the Partnership), preferred stock, warrants, and depositary shares and possibly also covering the reoffer and resale of such securities by the holder or holders thereof from time to time, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


DATED:   April 2, 1998

                                       /s/  Oliver T. Carr, Jr.
                                       ----------------------------------
                                       Print Name:  Oliver T. Carr, Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Carr, Brian K. Fields and Linda Madrid, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the registration statement on Form S-3, any later additional registration statements filed under Rule 462 under the Securities Act of 1933, as amended (the "1933 Act"), relating to securities of the same class as were included in such earlier registration statement, and any amendments thereto (including post-effective amendments) to be filed by CarrAmerica Realty Corporation (the 'Corporation') and CarrAmerica Realty, L.P. (the 'Partnership') under the 1933 Act covering the possible offer and sale from time to time, in one or more public offerings, of up to $1,000,000,000 of the Corporation's securities, including debt securities
(which may be guaranteed by the Partnership), preferred stock, warrants, and depositary shares and possibly also covering the reoffer and resale of such securities by the holder or holders thereof from time to time, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


DATED:   April 2, 1998

                                       /s/  Thomas A. Carr
                                       ----------------------------------
                                       Print Name:  Thomas A. Carr

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Carr, Brian K. Fields and Linda Madrid, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the registration statement on Form S-3, any later additional registration statements filed under Rule 462 under the Securities Act of 1933, as amended (the "1933 Act"), relating to securities of the same class as were included in such earlier registration statement, and any amendments thereto (including post-effective amendments) to be filed by CarrAmerica Realty Corporation (the 'Corporation') and CarrAmerica Realty, L.P. (the 'Partnership') under the 1933 Act covering the possible offer and sale from time to time, in one or more public offerings, of up to $1,000,000,000 of the Corporation's securities, including debt securities
(which may be guaranteed by the Partnership), preferred stock, warrants, and depositary shares and possibly also covering the reoffer and resale of such securities by the holder or holders thereof from time to time, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


DATED:   April 2, 1998

                                       /s/  Brian K. Fields
                                       ----------------------------------
                                       Print Name:  Brian K. Fields

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Carr, Brian K. Fields and Linda Madrid, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the registration statement on Form S-3, any later additional registration statements filed under Rule 462 under the Securities Act of 1933, as amended (the "1933 Act"), relating to securities of the same class as were included in such earlier registration statement, and any amendments thereto (including post-effective amendments) to be filed by CarrAmerica Realty Corporation (the 'Corporation') and CarrAmerica Realty, L.P. (the 'Partnership') under the 1933 Act covering the possible offer and sale from time to time, in one or more public offerings, of up to $1,000,000,000 of the Corporation's securities, including debt securities
(which may be guaranteed by the Partnership), preferred stock, warrants, and depositary shares and possibly also covering the reoffer and resale of such securities by the holder or holders thereof from time to time, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


DATED:   April 2, 1998

                                       /s/  Andrew F. Brimmer
                                       ----------------------------------
                                       Print Name:  Andrew F. Brimmer

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Carr, Brian K. Fields and Linda Madrid, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the registration statement on Form S-3, any later additional registration statements filed under Rule 462 under the Securities Act of 1933, as amended (the "1933 Act"), relating to securities of the same class as were included in such earlier registration statement, and any amendments thereto (including post-effective amendments) to be filed by CarrAmerica Realty Corporation (the 'Corporation') and CarrAmerica Realty, L.P. (the 'Partnership') under the 1933 Act covering the possible offer and sale from time to time, in one or more public offerings, of up to $1,000,000,000 of the Corporation's securities, including debt securities
(which may be guaranteed by the Partnership), preferred stock, warrants, and depositary shares and possibly also covering the reoffer and resale of such securities by the holder or holders thereof from time to time, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


DATED:   April 2, 1998

                                       /s/  A. James Clark
                                       ----------------------------------
                                       Print Name:  A. James Clark

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Carr, Brian K. Fields and Linda Madrid, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the registration statement on Form S-3, any later additional registration statements filed under Rule 462 under the Securities Act of 1933, as amended (the "1933 Act"), relating to securities of the same class as were included in such earlier registration statement, and any amendments thereto (including post-effective amendments) to be filed by CarrAmerica Realty Corporation (the 'Corporation') and CarrAmerica Realty, L.P. (the 'Partnership') under the 1933 Act covering the possible offer and sale from time to time, in one or more public offerings, of up to $1,000,000,000 of the Corporation's securities, including debt securities
(which may be guaranteed by the Partnership), preferred stock, warrants, and depositary shares and possibly also covering the reoffer and resale of such securities by the holder or holders thereof from time to time, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


DATED:   April 2, 1998

                                       /s/  Todd W. Mansfield
                                       ----------------------------------
                                       Print Name:  Todd W. Mansfield

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Carr, Brian K. Fields and Linda Madrid, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the registration statement on Form S-3, any later additional registration statements filed under Rule 462 under the Securities Act of 1933, as amended (the "1933 Act"), relating to securities of the same class as were included in such earlier registration statement, and any amendments thereto (including post-effective amendments) to be filed by CarrAmerica Realty Corporation (the 'Corporation') and CarrAmerica Realty, L.P. (the 'Partnership') under the 1933 Act covering the possible offer and sale from time to time, in one or more public offerings, of up to $1,000,000,000 of the Corporation's securities, including debt securities
(which may be guaranteed by the Partnership), preferred stock, warrants, and depositary shares and possibly also covering the reoffer and resale of such securities by the holder or holders thereof from time to time, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


DATED:   April 2, 1998

                                       /s/  Caroline McBride
                                       ----------------------------------
                                       Print Name:  Caroline McBride

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Carr, Brian K. Fields and Linda Madrid, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the registration statement on Form S-3, any later additional registration statements filed under Rule 462 under the Securities Act of 1933, as amended (the "1933 Act"), relating to securities of the same class as were included in such earlier registration statement, and any amendments thereto (including post-effective amendments) to be filed by CarrAmerica Realty Corporation (the 'Corporation') and CarrAmerica Realty, L.P. (the 'Partnership') under the 1933 Act covering the possible offer and sale from time to time, in one or more public offerings, of up to $1,000,000,000 of the Corporation's securities, including debt securities
(which may be guaranteed by the Partnership), preferred stock, warrants, and depositary shares and possibly also covering the reoffer and resale of such securities by the holder or holders thereof from time to time, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


DATED:   April 2, 1998

                                       /s/  William D. Sanders
                                       ----------------------------------
                                       Print Name:  William D. Sanders

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Carr, Brian K. Fields and Linda Madrid, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the registration statement on Form S-3, any later additional registration statements filed under Rule 462 under the Securities Act of 1933, as amended (the "1933 Act"), relating to securities of the same class as were included in such earlier registration statement, and any amendments thereto (including post-effective amendments) to be filed by CarrAmerica Realty Corporation (the 'Corporation') and CarrAmerica Realty, L.P. (the 'Partnership') under the 1933 Act covering the possible offer and sale from time to time, in one or more public offerings, of up to $1,000,000,000 of the Corporation's securities, including debt securities
(which may be guaranteed by the Partnership), preferred stock, warrants, and depositary shares and possibly also covering the reoffer and resale of such securities by the holder or holders thereof from time to time, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


DATED:   April 2, 1998

                                       /s/  Wesley S. Williams
                                       ----------------------------------
                                       Print Name:  Wesley S. Williams